SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549

                           FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 17, 1998





                         FirstEnergy Corp.
     (Exact name of Registrant as specified in its charter)



      Ohio                        333-21011      34-1843785
(State or other jurisdiction of  (Commission   (I.R.S. Employer
 incorporation)                  File Number) Identification No.)

    76 South Main Street, Akron, Ohio              44308
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 330-384-5100


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Item 5.  Other Events

          On December 17, 1998, FirstEnergy Corp. reported that fourth quarter earnings would be adversely affected by lower heating load sales brought on by unusually mild weather in the Midwest, as described more fully in the press release filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (99) Press Release dated December 17, 1998 of FirstEnergy
             Corp.




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                              SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



December 17, 1998





                                 FIRSTENERGY CORP.
                                 -----------------
                                    Registrant




                             /s/  Harvey L. Wagner
                          ------------------------------
                                  Harvey L. Wagner
                                     Controller







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